Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Nittany Financial Corp. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "report"), we, David
Z. Richards, President, and Gary M. Bradley, Vice President and Chief Accounting Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David Z. Richards                       /s/ Gary M. Bradley
---------------------------                 -----------------------------------
David Z. Richards                           Gary M. Bradley
President                                   Vice President and Chief Accounting
                                            Officer



August 12, 2003




A signed original of this written statement required by Section 906 has been provided to Nittany Financial Corp. and will be retained by Nittany Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request